SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               RIMAGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (612) 944-8144

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 1999

                            ------------------------


TO THE SHAREHOLDERS OF
RIMAGE CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rimage Corporation, a Minnesota corporation, will be held on Wednesday, May 19, 1999, at 4:00 p.m. (Minneapolis time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, for the following purposes:

         1.       To elect six directors of the Company for the coming year.

         2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Rimage Corporation's Common Stock at the close of business on April 19, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                        By Order of the Board of Directors



                                        Bernard P. Aldrich
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 21, 1999


--------------------------------------------------------------------------------
            WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
         PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (612) 944-8144

                               ------------------

                                 PROXY STATEMENT

                               ------------------


                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited on behalf of the Board of Directors of Rimage Corporation (the "Company"or "Rimage") for use at the Annual Meeting of Shareholders to be held on May 19, 1999, at 4:00 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Representatives of the Company may, without cost to the Company, solicit proxies for the management of the Company by means of mail, telephone or personal calls.

         Shares of the Company's common stock, $.01 par value (the "Common Stock"), represented by proxies in the form solicited, will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and any other matters properly brought before the meeting. Shares voted as a "withhold vote for" one or more directors will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of the election of the directors with respect to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to the matters voted on at the meeting.

         Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

         Only holders of record of Common Stock at the close of business on April 19, 1999, will be entitled to receive notice of and to vote at the meeting. On April 19, 1999, the Company had 5,047,585 shares of Common Stock outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

         So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, is being furnished to each shareholder with this Proxy Statement. This Proxy Statement is being mailed to shareholders on or about April 21, 1999.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Six persons have been nominated for election at the annual meeting:
Bernard P. Aldrich, Ronald R. Fletcher, George E. Kline, Richard F. McNamara, James L. Reissner and David J. Suden. Each nominee is currently a director of the Company. All nominees elected at the Annual Meeting will serve until the next Annual Meeting or until their earlier death, resignation, removal, or disqualification. The persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of the nominees named below as directors, unless otherwise directed. The affirmative vote of a majority of the voting shares represented at the meeting is required for the election of each director. Should any nominee for director become unavailable for any reason, the Proxies will be voted in accordance with the best judgment of the persons named therein. The Board of Directors has no reason to believe that any candidate will be unavailable.

         The following information is furnished with respect to each nominee as of April 6, 1999:


                                   PRINCIPAL OCCUPATION AND             DIRECTOR
   NAME AND AGE             BUSINESS EXPERIENCE FOR PAST FIVE YEARS      SINCE
   ------------             ---------------------------------------      -----

Bernard P. Aldrich         Director, Chief Executive Officer and          1996
Age 49                     President of Rimage since December 1996.
                           President from January 1995 to December
                           1996 of several manufacturing companies
                           controlled by Activar, Inc., including
                           Eiler Spring, Comfort Ride and Bending
                           Technologies; President from December
                           1992 to December 1994 of the Color
                           Merchandising Group of Colwell
                           Industries; Various management positions with Advance Machine Company, including
                           Chief Financial Officer and General
                           Manager, from 1973 to 1991.


Ronald R. Fletcher         Owner and President of Aurora Service          1987
Age 58                     Corporation, a savings and loan holding
                           company, since 1982; Chairman of the
                           Company from November 1992 to February
                           1998 and Chief Executive Officer of the
                           Company from September 1995 to November
                           1996.


George E. Kline            President of Venture Management, Inc., a       1992
Age 62                     financial management services company,
                           since 1966; General Partner of
                           Brightstone Capital Ltd., a venture
                           capital firm, since 1985. Director of
                           CyberOptics Corporation and NM Holdings,
                           Inc.


Richard F. McNamara        Chairman of the Board of the Company           1987
Age 66                     since February 1998; Owner of Activar,
                           Inc., a company that provides management services to corporations related to
                           Activar, for more than five years; Owner of or partner in numerous private companies. Director of Venturian
                           Corporation.

                                   PRINCIPAL OCCUPATION AND             DIRECTOR
   NAME AND AGE             BUSINESS EXPERIENCE FOR PAST FIVE YEARS      SINCE
   ------------             ---------------------------------------      -----

James L. Reissner          President of Activar, Inc., since              1998
Age 59                     January 1996 and Chief Financial Officer
                           of Activar from 1992 until becoming
                           President. Acted in various management
                           and financial management capacities
                           during the past twenty years, including
                           Managing Director of the Minnesota
                           Region of First Bank Systems, Inc. until
                           1990. Director of The Barbers, Inc. and
                           Intek, Inc.


David J. Suden             Chief Technology Officer of Rimage since       1995
Age 52                     December 1996 and a director since
                           September 1995; President of Rimage from
                           October 1994 through November 1996; Vice
                           President - Development and Operations
                           of Rimage from February 1991 to October
                           1994.


         The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

BOARD COMMITTEES AND ACTIONS

         During calendar year 1998, the Board of Directors met six times. The Board of Directors has a Compensation Committee and an Audit Committee. During 1998, the Compensation Committee met three times and the Audit Committee met twice. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company. The Compensation Committee also administers the Company's 1992 Stock Option Plan. The current members of the Compensation Committee are Mr. Kline, Mr. Reissner and Mr. McNamara. The Audit Committee reviews the internal and external financial reporting of the Company, and reviews the scope of the independent audit. The members of the Audit Committee are Mr. Kline and Mr. Reissner. The Board of Directors does not have a nominating committee. Except for Mr. Fletcher, who missed two meetings of the Board, each nominee for director attended at least 75% of the meetings of the Board and committees on which he served during 1998.

         Directors currently receive a fee of $2,500 for each meeting of the Board of Directors which they attend. The following chart shows the options granted to directors during 1998. Each option has an exercise price of $4.00 and vests as to one-third of the shares on the date of grant, one-third of the shares on December 31, 1998 and one-third of the shares on December 31, 1999.


     DIRECTOR                                     NUMBER OF SHARES
     --------                                     ----------------

Bernard P. Aldrich                                     18,750

George E. Kline                                        37,500

Richard F. McNamara                                    45,000

James L. Reissner                                      45,000

David J. Suden                                         18,750

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Current executive officers of the Company who are not also directors include the following:

         Kenneth J. Klinck, 52, started with the Company in June 1997 and has been Vice President, Sales and Marketing of the Company since September 1997. For the thirty-one years prior to joining the Company, Mr. Klinck was with Advance Machine Company, as Vice President of International Operations since October 1992, and prior to that time as President of Advance Machine's European Operations.

         Robert Wolf, 30, has been Controller of the Company since September 1997. From March 1995 until joining the Company, Mr. Wolf was a CPA and audit manager with Deloitte & Touche LLP. From December 1991 until March 1995, Mr. Wolf was a CPA with House, Nezerka & Froelich PA.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee (the "Committee") is currently comprised of Mr. Kline, Mr. Reissner and Mr. McNamara. The Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

         The Company's policy with respect to the compensation of executive officers is based upon the following principals: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer's performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

         During 1998, salaries of executive officers, including the Company's Chief Executive Officer, were set at levels that recognized increased salary rates in the industry. The Company believes that such salaries approximate the salaries of similarly situated individuals at comparable companies.

         Executive officers are also eligible for discretionary bonuses, which the Board of Directors awards based upon the Company's overall performance and the contribution to such performance made by the executive officers' areas of responsibility. For 1998, the Compensation Committee established performance goals upon which cash bonuses would be established. Based upon realization of such goals, the Compensation Committee and the Board granted Mr. Aldrich a $75,000 bonus for 1998. The Compensation Committee is establishing specific performance goals for 1999 upon which cash bonuses will be established.

         The Company provides long-term incentive to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company's 1992 Stock Option Plan. During 1998, the Company granted Mr. Aldrich an option to purchase 18,750 shares as part of its agreement with such officer when he was initially employed. The Compensation Committee, and the Board of Directors as a whole, believed that it was important to provide Mr. Aldrich a significant incentive to improve the performance of the Company and the performance of its common stock in the market.

         The Compensation Committee believes that the objectives of the Company's compensation policy in providing fixed compensation to management adequate to avoid attrition and providing variable compensation in amounts and forms that encourage generation of value for shareholders were achieved during 1998.

By the Compensation Committee:

Richard F. McNamara
George E. Kline
James Reissner


SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for each of the past three fiscal years earned by the Chief Executive Officer and by the only other of the Company's executive officers whose salary and bonus earned for 1998 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                               --------------------------------------------------------------------------------------
                                                                                 AWARDS                 PAYOUTS
                                                                         ----------------------   -------------------
                                                                OTHER
                                                               ANNUAL    RESTRICTED                         ALL OTHER
                                                               COMPEN-     STOCK                   LTIP     COMPEN-
 NAME AND PRINCIPAL POSITION     YEAR     SALARY     BONUS     SATION      AWARDS    0PTIONS(4)   PAYOUTS   SATION(1)
-----------------------------  --------  --------   --------  ---------  ----------  ----------   -------   ---------
Bernard P. Aldrich(2)            1998    $177,478   $ 75,613         --          --      18,750        --    $  5,000
Chief Executive Officer          1997     162,231     25,525         --          --     150,000        --          --
and President                    1996       7,019         --         --          --          --        --          --

David J. Suden(3)                1998    $162,375   $ 70,578         --          --      18,750        --    $  4,298
Chief Technology                 1997     151,625     12,990         --          --      24,750        --       4,076
Officer                          1996     141,177     20,000         --          --          --        --       2,999

--------------------
(1) Represents the Company's matching contributions under its 401(k) retirement savings plan.

(2) Mr. Aldrich was named President and Chief Executive Officer of the Company in December 1996.

(3) Mr. Suden served as President of the Company from October 1994 to November 1996 and was named Chief Technology Officer in December 1996.

(4) Amounts shown for 1997 and 1998 reflect the 3 for 2 stock split effected on November 24, 1998.

STOCK OPTIONS

         The Company maintains a 1992 Stock Option Plan (the "Plan") that was amended in 1997 to increase by 500,000 the number of shares of common stock available for issuance upon exercise of options granted under the Plan. The Company may grant incentive stock options or nonqualified stock options to executive officers, directors and other employees and consultants of the Company under the Plan. The following table sets forth information with respect to options granted to the named executive officers in 1998:

                              OPTION GRANTS IN 1998

                                                                       POTENTIAL REALIZABLE VALUE AT
                                          % OF TOTAL                ASSUMED ANNUAL RATES OF STOCK PRICE
                                            OPTIONS      EXERCISE     APPRECIATION FOR OPTION TERM(1)
                             OPTIONS      GRANTED TO      PRICE     -----------------------------------
                             GRANTED     EMPLOYEES IN      PER       EXPIRATION
         NAME                 (#)(2)         1998        ($/SH)        DATE         5%($)       10%($)
------------------------   ------------  -------------   --------   -----------  ----------   ---------
Bernard P. Aldrich             18,750         3.8%       $   4.00     3/02/08       47,167     119,531
David J. Suden                 18,750         3.8            4.00     3/02/08       47,167     119,531

-------------------
(1) These amounts represent the realizable value of the subject options ten years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

(2) Amounts shown reflect the 3 for 2 stock split effected on November 24, 1998.

The following table provides information with respect to stock options held at December 31, 1998, by the named executive officers.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND YEAR-END OPTION VALUES

                                                                                         VALUE OF UNEXERCISED IN-
                           SHARES                             NUMBER OF UNXERCISED         THE-MONEY OPTIONS AT
                         ACQUIRED ON                         OPTIONS AT YEAR-END(#)           YEAR-END ($)(1)
       NAME              EXERCISE(3)     VALUE REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------    -------------   ----------------   -------------------------    -------------------------
Bernard P. Aldrich           --               --              162,500       6,250       $  1,681,260      53,125
David J. Suden            15,000(2)           --              102,500       6,250          1,059,250      53,125

---------------------
(1) Based on the difference between the December 31, 1998 closing price of $12.50 per share as reported on The Nasdaq Stock Market and the exercise price of the options.

(2)  Exercised on November 10, 1998.

(3) Amounts shown reflect the 3 for 2 stock split effected on November 24, 1998.

RETIREMENT SAVINGS PLAN

     Rimage adopted a profit sharing and savings plan in 1991 under Section 401(k) of the Internal Revenue Code, which allows employees to contribute up to 16% of their pre-tax income to the plan. The 401(k) Plan includes a discretionary matching contribution by the Company. These discretionary contributions totaled $123,621, $137,150 and $207,459 in 1998, 1997, and 1996,
respectively.

CERTAIN TRANSACTIONS

     Rimage leases approximately 43,000 square feet of office, manufacturing and warehouse space from a corporation owned by Messrs. Fletcher and McNamara, pursuant to a lease dated September, 1998. On December 31, 2003, the lease allows for the option for an additional five year lease term. Rent is approximately $418,000 per year, including a pro rata share of operating costs.

     In September 1995, Rimage consummated a merger with Dunhill Software Services, Inc. ("Dunhill"), pursuant to which Rimage, as the surviving corporation, issued 1,100,000 shares of Rimage common stock to the shareholders of Dunhill. Prior to the merger, Messrs. Fletcher and McNamara were the directors and sole shareholders of Dunhill. Messrs. Fletcher and McNamara owned 13.4% and 14.2%, respectively, of the outstanding common stock of Rimage before the merger, and owned 26.7% and 27.1%, respectively, of the outstanding common stock of Rimage immediately following the merger.

     Rimage leases approximately 28,500 square feet of office, manufacturing and warehouse space. Such space is leased from a corporation owned by Messrs. Fletcher and McNamara pursuant to a lease dated September, 1998. The lease expires on September 30, 2003. Rent is approximately $187,000 per year, including a pro rata share of operating costs.

     Prior to the merger with Dunhill, Rimage from time to time sold equipment to Dunhill. The aggregate amounts of such sales were approximately $1,428,000, $978,000 and $1,522,158 during the fiscal years ended December 31, 1993 and 1994 and the nine months ended September 30, 1995.

     The Company believes that all prior transactions between the Company and its officers, directors, or other affiliates of the Company have been on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's length basis.

                                PERFORMANCE GRAPH

     The Company's common stock is quoted on The Nasdaq National Market. The following graph shows changes during the period from December 31, 1993 to December 31, 1998, in the value of $100 invested in: (1) the Company's common stock; (2) the Nasdaq National Market Index (US); and (3) Nasdaq Non-Financial Stocks Index. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.


                              [PLOT POINTS CHART]


                                     12/31/94     12/31/95     12/31/96     12/31/97     12/31/98
                                     --------     --------     --------     --------     --------
Nasdaq National Market Index         $100.00       $141.44      $173.92      $213.38      $299.95

Nasdaq Non-Financial Stocks          $100.00       $130.39      $169.42      $198.67      $290.98

Rimage Corporation                   $100.00       $190.59      $71.88       $167.94      $468.69

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of March 31, 1999, the number of shares of Common Stock beneficially owned by (i) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's common stock, (ii) each executive officer of the Company named in the Summary Compensation Table herein, (iii) each director, and (iv) all executive officers and directors as a group.

                                               NUMBER OF SHARES       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIALLY OWNED(1)    OUTSTANDING
------------------------------------        ---------------------    -----------

Ronald R. Fletcher ........................        364,650               7.0%
4125 Parkglen Court N.W.
Washington, D.C. 20007

Richard F. McNamara........................        724,500              14.1%
7808 Creekridge Circle
Minneapolis, MN 55439

George E. Kline (2)........................        433,500               8.5%
4750 IDS Center
Minneapolis, MN 55402

Bernard P. Aldrich (3).....................        167,300               3.2%
7725 Washington Ave. So.
Minneapolis, MN 55439

David J. Suden ............................        105,500               2.1%
7725 Washington Ave. So.
Minneapolis, MN 55439

James L. Reissner..........................        109,500               2.1%
7808 Creekridge Circle
Minneapolis, MN 55439

All executive officers and directors as a
     group (8 persons) ....................      1,963,500              34.2%

------------------------
*    Less than one percent

(1) Includes shares which could be purchased within 60 days upon the exercise of the following stock options, Mr. Fletcher, 160,500 shares; Mr. McNamara, 85,500 shares; Mr. Kline, 67,500 shares; Mr. Aldrich, 147,500 shares; Mr. Suden, 72,500 shares ; Mr. Reissner, 97,500; and all directors and executive officers as a group, 688,000 shares.

(2) Includes 165,000 shares which are owned by limited partnerships that are managed by a limited liability company for which Mr. Kline is a Managing Partner. Mr. Kline has no voting or investment power with respect to such shares and disclaims beneficial ownership. Includes 190,500 shares which are held by Venture Management, Inc. Profit Sharing Plan and Trust of which Mr. Kline is trustee and sole beneficiary.

(3)  Includes 300 shares held as custodian for minor children.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders for the year ended December 31, 1998 were satisfied.

       PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1999. The firm of KPMG Peat Marwick LLP has served as the Company's auditors since 1989. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders.

         All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and voting on the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 2.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any shareholder wishing to have a proposal considered for inclusion in the Company's 2000 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company no later than December 23, 1999. In addition, the proxy distributed included with the Company's 2000 proxy solicitation materials will confer discretionary authority to vote on any proposals made by a shareholder at the annual meeting in 2000, which is not included in the 2000 proxy solicitation materials. However, under the rules of the Securities and Exchange Commission, such discretionary authority may not be exercised if the shareholder has filed such proposal with the Secretary of the Company no later than March 7, 2000.

                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such makers.


                                        By Order of the Board of Directors



                                        Bernard P. Aldrich
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

Minneapolis, Minnesota
April 21, 1999

                               RIMAGE CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                             WEDNESDAY, MAY 19, 1999
                                    4:00 P.M.

                         MINNEAPOLIS MARRIOTT SOUTHWEST
                                5801 OPUS PARKWAY
                              MINNETONKA, MN 55343






RIMAGE CORPORATION
7725 WASHINGTON AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55439                                               PROXY
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bernard P. Aldrich and David J. Suden and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rimage Corporation, to be held on May 19, 1999, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting.









             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


                      SEE REVERSE FOR VOTING INSTRUCTIONS.
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                       [ARROW] PLEASE DETACH HERE [ARROW]




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Election of directors:  01 Bernard P. Aldrich      [ ]  Vote FOR        [ ]  Vote WITHHELD
                           02 Ronald R. Fletcher           all nominees         from all nominees
                           03 George E. Kline
                           04 Richard F. McNamara
                           05 James Reissner
                           06 David J. Suden

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY   ________________________________________________
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE         |                                                |
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         |________________________________________________|

2. Ratification of KPMG Peat Marwick LLP as           [ ] For       [ ] Against      [ ] Abstain
   Independent Auditors.

3. To vote with discretionary authority on any other matter that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR ALL OF THE DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Address Change? Mark Box [ ]
Indicate changes below:                                    Dated: ______________________________

                                                       ________________________________________________
                                                      |                                                |
                                                      |________________________________________________|

                                                      Signature(s) in Box
                                                      When shares are held by joint tenants, both
                                                      should sign. When signing as attorney, executor,
                                                      administrator, trustee or guardian, please give
                                                      full title as such. If a corporation, please
                                                      sign in full corporate name by President or
                                                      other authorized officer. If a partnership,
                                                      please sign in partnership name by authorized
                                                      person.
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